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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-56821) on Form S-4 of our report dated March 24, 1998 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm in this registration statement.



ARTHUR ANDERSEN LLP

Houston, Texas
July 6, 1998